August 1, 2022

BNY MELLON MUNICIPAL FUNDS, INC.

-BNY Mellon AMT-Free Municipal Bond Fund

Supplement to Current Summary Prospectus and Prospectus

Effective on or about January 1, 2023 (the "Effective Date"), the following information supersedes and replaces any contrary information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class Z
Management fees*	.35	.35	.35	.35	.35
Distribution (12b-1) fees	none	.75	none	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none	.03
Miscellaneous other expenses	.07	.09	.07	.25	.06
Total other expenses	.32	.34	.07	.25	.09
Total annual fund operating expenses	.67	1.44	.42	.60	.44
Fee waiver and/or expense reimbursement**	-	-	-	(.15)	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.67	1.44	.42	.45	.44

* Restated to reflect management fees as of the Effective Date.

** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of none of the classes of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$515	$655	$806	$1,247
Class C (with redemption at end of period)	$247	$456	$787	$1,724
Class C (without redemption at end of period)	$147	$456	$787	$1,724
Class I (with or without redemption at end of period)	$43	$135	$235	$530
Class Y (with or without redemption at end of period)	$46	$177	$320	$736
Class Z (with or without redemption at end of period)	$45	$141	$246	$555

0319STK0822